EXHIBIT 10.17

Agreement

Apollo Gold Corporation: Black Fox Gold Project

Second Supplemental Agreement to the Security Agent Agreement

RMB Australia Holdings Limited Macquarie Bank Limited Apollo Gold Corporation RMB Resources Inc.

david.walton@freehills.com

MLC Centre Martin Place Sydney NSW 2000 Australia GPO Box 4227 Sydney NSW 2001 Australia Sydney Melbourne Perth Brisbane Singapore	Telephone +61 2 9225 5000 Facsimile +61 2 9322 4000 www.freehills.com DX 361 Sydney Correspondent offices in Hanoi Ho Chi Minh City Jakarta

Contents

	Table of contents

	The agreement		1

	Operative part		2

1	Definitions and interpretation		2

	1.1	Agreement components	2
	1.2	Definitions	2
	1.3	Incorporated definitions	2
	1.4	Incorporated provisions	2

2	Amendment		2

	2.1	Amendment to Relevant Document	2
	2.2	Amendments not to affect validity, rights, obligations	3
	2.3	Confirmation	3

3	General		3

	3.1	Notices	3
	3.2	Governing law and jurisdiction	3
	3.3	Further action	3
	3.4	Costs and expenses	3
	3.5	Stamp duty	3
	3.6	Counterparts	3
	3.7	Attorneys	4
	Amended and Restated Relevant Document		5

	Signing page		6

Contents 1

The agreement

Second Supplemental Agreement to the Security Agent Agreement

Date: 20 February 2009

Between the parties

Initial Beneficiaries	RMB Australia Holdings Limited ABN 13 003 201 214 of Level 13, 60 Castlereagh Street, Sydney NSW 2000, Australia (RMBAH)

Macquarie Bank Limited ABN 46 008 583 542 of Metals and Energy Capital Division, Level 1, No. 1 Martin Place, Sydney NSW 2000, Australia (Macquarie)

Initial Security Provider
Apollo Gold Corporation

a corporation existing under the laws of the Yukon Territory, Canada of 5655 South Yosemite Street, Suite 200 Greenwood Village, Colorado 80111-3220, United States of America

(Borrower)

Security Agent	RMB Resources Inc. a company incorporated under the laws of Delaware, United States of America of Suite 900, 143 Union Boulevard, Lakewood, Colorado 80228, United States of America (Security Agent)

Background	1 The parties are party to the Relevant Document. 2 The parties wish to amend the Relevant Document in the manner set out in this agreement.

This agreement witnesses	that in consideration of, among other things, the mutual promises contained in this agreement, the parties agree as set out in the Operative part of this agreement.

Operative part

1	Definitions and interpretation

1.1	Agreement components

This agreement includes any schedule.

1.2	Definitions

The meanings of the terms used in this document are set out below.

Term	Meaning

Effective Date	has the meaning given to that term in the Novation Agreement.

Novation Agreement	the novation agreement between RMBAH, the Borrower and Macquarie dated on or about the date of this agreement.

Project Facility Agreement	the facility agreement between the parties to this agreement dated on or about the date of this agreement.

Relevant Document
the agreement entitled ‘Security Agent Agreement’ between the parties to this agreement dated 10 December 2008, as amended by the ‘First Supplemental Agreement to the Security Agent Agreement’ between the parties to this agreement dated 6 February 2009.

1.3	Incorporated definitions

A word or phrase defined in the Relevant Document has the same meaning when used in this agreement.

1.4	Incorporated provisions

Clauses 1.2 and 1.3 of the Relevant Document apply to this agreement as if set out in full in this agreement and as if references in those clauses to ‘this agreement’ were to this Supplemental Agreement to the Security Agent Agreement.

2	Amendment

2.1	Amendment to Relevant Document

On and with effect from the Effective Date, clauses 1.1 and 5.2(b) of the Relevant Document are amended and restated as set out in Schedule 1.

3 General

2.2	Amendments not to affect validity, rights, obligations

(a)	The amendments to the Relevant Document referred to in clause 2.1 do not affect the validity or enforceability of the Relevant Document or any other Transaction Document.

(b)	Nothing in this agreement:

(1)	prejudices or adversely affects any right, power, authority, discretion or remedy arising under the Relevant Document or any other Transaction Document; or

(2)	discharges, releases or otherwise affects any liability or obligation arising under the Relevant Document or any other Transaction Document.

2.3	Confirmation

(a)	On and with effect from the Effective Date, each party is bound by the Relevant Document as amended by this agreement.

(b)	Each party acknowledges and agrees that this agreement is a ‘Transaction Document’ as defined in, and for all purposes under, the Relevant Document.

3	General

3.1	Notices

A notice given under this agreement must be given in accordance with the Relevant Document.

3.2	Governing law and jurisdiction

(a)
This agreement is governed by the laws of the Province of Ontario and the laws of Canada which are applicable in the Province of Ontario, other than any laws which would result in the imposition of the laws of another jurisdiction.

(b)	Each party irrevocably submits to the non-exclusive jurisdiction of the courts of the Province of Ontario.

3.3	Further action

Each party must do all things and execute all further documents necessary to give full effect to this agreement.

3.4	Costs and expenses

The Borrower must pay all reasonable costs and expenses of the parties to this agreement in relation to the negotiation, preparation, execution, delivery, stamping and completion of this agreement.

3.5	Stamp duty

The Borrower must pay any stamp duty or similar Tax which is payable in connection with the execution or performance of this agreement.

3.6	Counterparts

(a)	This agreement may be executed in any number of counterparts.

3 General

(b)	All counterparts, taken together, constitute one instrument.

(c)	A party may execute this agreement by signing any counterpart.

3.7	Attorneys

Each of the attorneys executing this agreement states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

Schedule 1

Amended and Restated Relevant Document

Clause 1.1

Clause 1.1 of the Relevant Document is amended by deleting the definition of ‘Macquarie Hedging Agreement’.

Clause 5.2(b)

Clause 5.2(b) of the Relevant Document is amended and restated as follows:

“The Recovered Moneys available for distribution in or towards payment or repayment of the Secured Moneys (after payment out of the Recovered Moneys of any amounts which, under a Security, are required to be paid out of those Recovered Moneys before any distribution is made in or towards payment or repayment of the Secured Moneys) must be applied by the Security Agent in accordance with any written agreement between all of the Beneficiaries at the time that agreement is made and the Security Agent at that time or, in the absence of any agreement in the following order of priority:

(1)	first, in or towards payment of any money due to the Security Agent in its capacity as Security Agent under the Transaction Documents; and

(2)
second, in or towards payment or repayment to each Beneficiary of its Share (calculated as at the date of the distribution) of the Secured Moneys (calculated as at the date of the distribution) until each Beneficiary has received its Secured Moneys in full.”

Signing page

Executed as an agreement

Initial Beneficiary

Signed for RMB Australia Holdings Limited By

sign here►	/s/ Michael P.C. Brogan
Director

print name	Michael P.C. Brogan

sign here►	/s/ Gregory Gay
Director / Company Secretary

print name	Gregory Gay

Signing page

Initial Beneficiary

Signed for Macquarie Bank Limited by its attorneys

sign here►	/s/ Gavin Bradley
Attorney

print name	Gavin Bradley

sign here►	/s/ Margot Branson
Attorney

print name	Margot Branson

in the presence of

/s/ Katie Choi
sign here►
Witness

print name	Katie Choi

Initial Security Provider

Signed for Apollo Gold Corporation by its authorised signatory

sign here►	/s./ Melvyn Williams
Authorised Signatory

print name	Melvyn Williams

title	Chief Executive Officer

Signing page

Security Agent

Signed for RMB Resources Inc. by its authorised signatory

sign here►	/s/ Richard A. Winters
Authorised Signatory

print name	Richard A. Winters

title	President